UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                            SCHEDULE 14C INFORMATION

      Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. ___)

Check the appropriate box:

[ ]    Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]    Definitive Information Statement

                          The Phoenix Edge Series Fund
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

    |X| No fee required.

    [ ] Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11

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             pursuant to Exchange Rule 0-11
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             it was determined):


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        (5) Total fee paid:


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     [ ]Fee paid previously with preliminary materials.

     [ ]Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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




                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                                                 April 5, 2005


Dear Policy or Contract Owner:

         State Street Research & Management Company ("SSR") notified Phoenix Variable Advisors, Inc. ("PVA"), that it was terminating its subadvisory relationship with PVA to subadvise the Phoenix-State Street Research Small-Cap Growth Series, a series of The Phoenix Edge Series Fund (the "Fund"). PVA and the Fund have been granted an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") that permits PVA and the Fund to hire, terminate and replace subadvisors without shareholder approval. Upon termination of SSR, PVA hired Fred Alger Management, Inc. ("Alger"), as the new subadvisor for the series, and the name of the series has been changed to Phoenix-Alger Small-Cap Growth Series.

         Some or the entire variable portion of your variable life insurance policy or your variable annuity contract, issued by Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable"), or Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix") and their separate accounts, was invested in shares of the Phoenix-State Street Research Small-Cap Growth Series. As a condition of the Order, PVA and the Fund must provide you with the enclosed Information Statement to update you as to the subadvisory changes.

         If you should have any questions regarding these changes, please feel free to call Phoenix Variable Products Customer Service at (800) 541-0171. Thank you for your continued investment in The Phoenix Edge Series Fund.

                                       Sincerely,

                                       /s/ Philip K. Polkinghorn
                                       Philip K. Polkinghorn
                                       President

                              INFORMATION STATEMENT

                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

         The Phoenix Edge Series Fund ("Fund") serves as an investment vehicle for use in connection with variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable") and Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix") and their separate accounts. Phoenix and the separate accounts are the sole shareholders of record of the Fund. Some or the entire variable portion of your variable life insurance policy or your variable annuity contract, issued by Phoenix, is invested in shares of the Fund.

         The Fund is an open-end management investment company (commonly referred to as a mutual fund) registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund had 26 separate investment portfolios, including the Phoenix-State Street Research Small-Cap Growth Series (the "Series"), as of December 31, 2004. Phoenix Variable Advisors, Inc. ("PVA"), acts as the investment advisor to the Series, and is located at One American Row, Hartford, CT 06102.

         Effective January 7, 2005, PVA accepted State Street Research & Management Company's ("SSR") termination, as subadvisor for the Series. PVA and the Fund have been granted an exemptive order (the "Order") from the SEC that permits PVA and the Fund to hire, terminate and replace subadvisors without shareholder approval. As a condition of the Order, PVA and the Fund must provide you with this Information Statement to update you as to these subadvisory changes. More information about the Order is provided below. This Information Statement is being sent to Contract owners on or about April 5, 2005.

         WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Upon termination of SSR, PVA hired Fred Alger Management, Inc. ("Alger"), as the new subadvisor for the Series. SSR's principal place of business is located at One Financial Center, Boston, MA 02111. Alger's principal place of business is located at 111 Fifth Avenue, New York, NY 10003.

         At a regular meeting of the Fund's board of trustees (the "Board" or "Trustees") held November 15, 2004, PVA notified the Board, that they received notice from SSR, that SSR was terminating their subadvisory agreement dated August 9, 2002 effective as of January 14, 2005, or such date upon which SSR and PVA agree. At a subsequent meeting of the Fund's Board held December 17, 2004, PVA proposed the replacement of SSR with Alger as subadvisor to the Series, as permitted under the Order. On January 7, 2005, the change was completed, and the Series was renamed the "Phoenix-Alger Small-Cap Growth Series" to reflect Alger's position as subadvisor. The transaction set forth above was approved at the December 17, 2004 meeting by all members of the Board, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Fund ("Disinterested Trustees").

                                 THE TRANSACTION
                                 ---------------

         The transaction has several steps:

         o On January 7, 2005, effective at the close of business, PVA replaced SSR with Alger as subadvisor to the Series;

         o The name of the Series was changed to "Phoenix-Alger Small-Cap Growth Series"; and

         o Subsequently, Phoenix management intends to apply for an exemptive order from the SEC allowing the future substitution of Class O shares issued by Alger American Small Capitalization Portfolio for shares of the Phoenix-Alger Small-Cap Growth Series.

         The Fund and PVA entered into an Investment Advisory Agreement dated December 14, 1999, as amended; the amendment dated August 9, 2002 added the Phoenix-State Street Research Small-Cap Growth Series. SSR agreed to provide subadvisory services through a subadvisory agreement entered into August 9, 2002 (the "Old Subadvisory Agreement").

         At a special meeting held December 17, 2004, the Board approved the termination of the Old Subadvisory Agreement between PVA and SSR, dated August 9, 2002, to be effective at the close of business on January 7, 2005. Coinciding with the termination of SSR, the Board approved the appointment of Alger as successor subadvisor for the Series effective January 7, 2005. The Board further approved a subadvisory agreement between PVA and Alger dated January 11, 2005 (the "New Subadvisory Agreement"), through which Alger shall provide subadvisory services for the Series. A copy of the New Subadvisory Agreement is attached as Exhibit A. The Board also approved that the Series be renamed the "Phoenix-Alger Small-Cap Growth Series," as agreed upon with Alger and PVA.

         Pursuant to the Order received from the SEC, PVA and the Fund may, upon approval of the Board, materially amend subadvisory agreements and hire, terminate and replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and/or replacement.

         Contract owners who have directed the allocation of their investment to a subaccount corresponding to the Phoenix-State Street Research Small-Cap Growth Series have received this Information Statement, and may elect to transfer their investment into any other subaccount available through their Contracts without any restrictions on the transfer.

         The Old Subadvisory Agreement provided for monthly subadvisory fees payable to SSR at the annual rate of 0.45% of average daily assets in the Series. Subadvisory fees are payable to Alger under the New Subadvisory Agreement at the same rate.

         The subadvisory fee is not charged directly to the Series; the subadvisor is paid directly by PVA from its advisory fee. The advisory fee paid to PVA for the Series is at an annual rate of 0.85% of the average daily net assets in the Series. The advisory fee paid to PVA for the Series, for the period from January 1, 2004, through January 7, 2005, was $150,546. The subadvisory fee paid to SSR for the period from January 1, 2004, through January 7, 2005, was $79,701. The fee paid to Alger for only a portion of the month of January and the month ending February 28, 2005, was $12,050.

                          THE OLD SUBADVISORY AGREEMENT
                          -----------------------------

         Under the Old Subadvisory Agreement, SSR provided investment advisory services to the Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may have owned or contemplated acquiring from time to time. All services under the Old Subadvisory Agreement must have been provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

         SSR had the exclusive authority to manage the investment and reinvestment of the assets of the Series, subject to the discretion and control of PVA and the Board. SSR provided an investment program for the Series consistent with the Series' investment objectives based upon the development, review and adjustment of the investment policies approved from time to time by the Board and PVA in consultation with SSR. SSR agreed to use its best professional judgment to make investment decisions for the Series in accordance with the terms of the former subadvisory agreement.

         Unless instructed otherwise by PVA, SSR placed all orders for the purchase and sale of investments for the Series with brokers or dealers selected by SSR, which may have included brokers or dealers affiliated with SSR. SSR used its best efforts to obtain the best execution of transactions at prices that were advantageous to the Series and at commission rates that were reasonable in relation to the benefits received. SSR may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to the Series or other accounts serviced by SSR. SSR may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if SSR had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for the Series and other accounts over which SSR exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Series commissions were necessarily used by SSR in managing the Series, but may have been allocated among other accounts, as appropriate.

         The Old Subadvisory Agreement between PVA and SSR remained in full force and effect only so long as its continuance had been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees in accordance with the requirement of Section 15(c) of the 1940 Act. The Old

Subadvisory Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party. The Old Subadvisory Agreement was last considered and renewed by the Board on November 15, 2004. Notice was given to PVA that SSR was terminating their Old Subadvisory Agreement dated August 9, 2002 effective as of January 14, 2005, or such other date upon which SSR and PVA agreed.

                          THE NEW SUBADVISORY AGREEMENT
                          -----------------------------

         The New Subadvisory Agreement furnishes portfolio management services for the Series. The fee is 0.45% of the average daily net assets of the Series. There are no differences between the Old and New Subadvisory Agreements with respect to fees, duration and termination provisions other than the change in subadvisors. The New Subadvisory Agreement dated January 11, 2005 is attached to this Information Statement as Exhibit A.

         Alger will provide investment subadvisory services to the Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may own or contemplate acquiring from time to time. All services under the New Subadvisory Agreement must be provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

         Alger will have the exclusive authority to manage the investment and reinvestment of the assets of the Series, subject to the discretion and control of PVA and the Board. Alger will provide an investment program for the Series consistent with the Series' investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board and PVA in consultation with Alger. Alger has agreed to use its best professional judgment to make investment decisions for the Series in accordance with the terms of the New Subadvisory Agreement

         Unless instructed otherwise by PVA, Alger will place all orders for the purchase and sale of investments for the Series with brokers or dealers selected by Alger. Alger will use its best efforts to obtain the best execution of transactions at prices that are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. Alger may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Series or other accounts serviced by Alger. Alger may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if Alger determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all transactions, taken as a whole, for the Series and other accounts over which Alger exercises investment discretion. Not all services or products provided by brokers or dealers that are generated with Series commissions will necessarily be used by Alger in managing the Series, but may be allocated among other accounts, as appropriate. Alger does not have a broker/dealer that passes through the Fund.

         Unless terminated, the New Subadvisory Agreement will remain in full force and effect until November 30, 2005, and thereafter only so long as its continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees of the Board in accordance with Section 15(c) of the 1940 Act.

                             BOARD'S CONSIDERATIONS
                             ----------------------

         SSR notified PVA in writing that it was terminating its subadvisory relationship with PVA for the Series, effective January 14, 2005, or such date upon which SSR and PVA agree. In conversations with SSR about this decision, PVA learned that the decision was based upon the lack of sufficient revenue generated under the arrangement to meet SSR's needs, and was accelerated by the sale of SSR to BlackRock, Inc.

         A special in-person meeting of the Board was held on December 17, 2004. At this special meeting, PVA presented the Trustees with a proposal to replace SSR with Alger as subadvisor to the Phoenix-State Street Research Small-Cap Growth Series and to rename it the Phoenix-Alger Small-Cap Growth Series.

         Before voting on the proposal, the Trustees received information and a presentation from Alger, in addition to information from PVA, relating to the proposal. This included information about the nature, extent, and quality of the services to be provided by Alger in fulfilling its subadvisory duties under the New Subadvisory Agreement: the qualifications, abilities, experience and responsibilities of key investment professionals of the firm; a description of the compensation program for such personnel, and whether it will give proper incentives to achieve highly competitive investment performance results for the Series; and whether there is sufficient staff to handle the compliance, servicing, and other portfolio-management duties required of the subadvisor. Information also was provided about Alger's investment philosophy, research process and buy/sell discipline, and about other aspects of Alger's portfolio-management style. In addition, information was provided about Alger's compliance program, code of ethics, disaster recovery program and selection of broker-dealers for portfolio transactions, and about any relevant affiliations and potential conflicts of interest. In considering all of this information about Alger, the Trustees asked Alger about any residual impact of the events of September 11, 2001, on the firm; the Alger representative stated that the firm had fully recovered. This information, combined with the favorable responses given in the written materials provided by the firm, satisfied the Trustees that Alger has well-established skills and proven abilities in managing assets pursuant to specific investment styles similar to the style of the Series, and that the various services and standards to be maintained by Alger are comparable to, or superior to, those under other subadvisory agreements with the Advisor.

         In addition to information about the operations, personnel, and history of Alger, the Trustees were provided information about the historical investment performance of Alger, and other investment managers, with investment funds similar in style to the Series. In particular, performance information provided compared year-to-date and one-year rates of return, and annualized rates of return for three, five, and ten years, for the Series and for similar funds managed by Alger and by several other firms. Also provided were comparative peer-group rankings for the same time periods. The comparisons showed that the Alger portfolio manager for this investment style has produced competitive results.

         During their deliberations, the Trustees noted that, since the subadvisory fees are paid from the advisory fee for the Series, the fact that the subadvisory fee rate is not changing under the New Subadvisory Agreement will not impact economies of scale or the cost of subadvisory services as they relate to shareholders of the Series. It was also noted that the level of the subadvisory fee rate is reasonable for this investment style.

         After considering all the information presented, the Trustees concluded that Alger has well-established skills and proven abilities in managing assets pursuant to specific investment styles similar to the style of the Series; that the historical investment performance of Alger compares favorably with the recent performance of the Series and of other firms with similar investment styles, and that the subadvisory services to be provided to PVA for the Series will be provided at a reasonable cost to PVA.

         Based on this, the Trustees, including the Disinterested Trustees, voted unanimously to approve the proposal that Alger replace SSR as subadvisor to the Series and that the Series be renamed to be the Phoenix-Alger Small-Cap Growth Series in order to reflect the change in subadvisor.

                               THE EXEMPTIVE ORDER
                               -------------------

         The Fund and PVA filed an application on September 26, 2001, and an amendment to the application on July 9, 2002, requesting an order under Section 6(c) of the 1940 Act granting an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act. The Order would permit the Fund and PVA to enter into and materially amend subadvisory agreements without shareholder approval.

         On July 10, 2002, a notice of the filing of the application was issued (Investment Company Act Release No. 25655). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing was ordered. No request for a hearing had been filed, and the Commission did not order a hearing.

         The SEC considered the matter and found, on the basis of the information set forth in the application, as amended, that granting the requested exemption was appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act. Therefore, pursuant to the Investment Company Act Release No. 25693 received from the SEC, PVA and the Fund could, with prior approval of the Board, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Fund. The Fund and PVA have the right to hire, terminate, and replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement.

                     DISCLOSURE REGARDING VOTING SECURITIES
                     --------------------------------------

         The shares of the Fund are not offered directly to the public. Shares of the Fund currently are offered to certain separate accounts in order to fund variable accumulation annuity contracts or variable life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and their separate accounts. Investments in the Fund may occur only by purchasing a Contract and directing the allocation of your purchase payment(s) to the subaccount(s) corresponding to a series. The subaccounts, in turn, invest in shares of the Fund. Not all series may be offered through a particular Contract. No one person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) owns beneficially of record 5% or more of the outstanding shares of the Fund. Outstanding shares of beneficial interest of the Fund beneficially owned under a contract or policy by the Trustees or the executive officers of the Fund, as a group, is less than 1%.

                             ADDITIONAL INFORMATION
                             ----------------------

         Fred Alger Management, Inc. ("Alger"), the subadvisor of the Series, is located at 111 Fifth Avenue, New York, NY. Incepted in 1964, Alger is a wholly owned subsidiary of Fred Alger & Company, Incorporated, a member of the NYSE, which in turn is owned by Alger Associates, a privately owned holding company controlled by Mr. Fred M. Alger. As of December 31, 2004, firm-wide assets under management totaled $9.7 billion. None of the directors and officers of Alger is a Trustee or officer of the Fund. There are no Fund Trustees involved in any material transactions, direct or indirectly, to which the subadvisor to the Series was or is a party to the transaction. There are no financial conditions of the subadvisor that are reasonably likely to impair the financial ability of the subadvisor to fulfill its commitment to the Fund under the New Subadvisory Agreement.

         The portfolio manager for the Phoenix-Alger Small-Cap Growth Series is Jill Greewald, CFA. Ms. Greenwald, manager of the Alger American Small Capitalization Portfolio since November 2001, has been employed by Alger as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by Alger as an analyst and later a senior analyst from 1986 to 1992. She was a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

         PVA is wholly owned by PM Holdings, Inc., located at One American Row, Hartford, CT 06102. PM Holdings, Inc., owns 100% of PVA's voting securities. PM Holdings, Inc., is wholly owned by Phoenix Life Insurance Company, located at One American Row, Hartford, CT 06102. Phoenix Life Insurance Company owns 100% of PM Holdings, Inc.'s voting securities. Phoenix Life Insurance Company is wholly owned by The Phoenix Companies, Inc., located at One American Row, Hartford, CT 06102. The Phoenix Companies, Inc., owns 100% of the Phoenix Life Insurance Company's voting securities. The Fund does not have an underwriter. Phoenix Equity Planning Corporation ("PEPCO") serves as financial agent to the Fund. PEPCO is located at 56 Prospect Street, Hartford, CT 06115.

         Listed below are the names of directors and officers of Alger. None are Trustees or officers of the Fund.

     Name                                 Position                     Position
     ----                              with Subadvisor                with Fund
                                       ---------------                ---------

Fred M. Alger                  Director, Chairman of the Board          None
111 Fifth Avenue               and Chief Market Strategist
New York, NY 10003

Ray P. Pfeister                Director, Vice Chairman and              None
111 Fifth Avenue               Chief Marketing Officer
New York, NY 10003

Dan Chung                      Director, President and Chief            None
111 Fifth Avenue               Investment Officer
New York, NY 10003

Frederick A. Blum              Executive Vice President and             None
111 Fifth Avenue               Treasurer
New York, NY 10003

Katherine P. Feld              Senior Vice President and Chief          None
111 Fifth Avenue               Compliance Officer
New York, NY 10003

Michael F. DiMeglio            Chief Administrative                     None
111 Fifth Avenue               Officer
New York, NY 10003

         Alger acts as an investment advisor to other mutual fund series having a similar investment objective as Phoenix-Alger Small-Cap Growth Series. The investment objective is long-term capital growth. The following table identifies and states the size of such other mutual fund series and the rates of Alger's compensation. Alger has agreed to waive, reduce, or otherwise agreed to reduce its compensation under applicable contracts.

         An unaffiliated fund having a similar investment objective as Phoenix-Alger Small-Cap Growth Series is:


      Name of Fund                  Size of Fund                  Fees Paid
      ------------                  ------------                  ---------
                              (as of December 31, 2004)
                              -------------------------

The Alger American Small           $481.1 million           Annual rate is 0.97%
Capitalization Portfolio                                    on all net assets.

                            HOUSEHOLDING OF MATERIALS
                            -------------------------

         The Fund sent only one copy of this Informational Statement and the semi-annual and annual reports to those households in which multiple shareholders shared the same address unless the Fund received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Fund and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Phoenix Variable Products Mail Operations by calling
(800) 541-0171, or write to Phoenix Variable Products Mail Operations, P. O. Box 8027, Boston, MA 02266-8027. If you share the same address as multiple shareholders and would like the Fund to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Phoenix Variable Products Mail Operations at the above phone number or post office address.

                           FUTURE SHAREHOLDER MEETINGS
                           ---------------------------

         As a Massachusetts business trust, the Fund does not hold shareholder meetings unless required by the 1940 Act. There will be a Special Meeting of the Phoenix-Lord Abbett Bond-Debenture Series, Phoenix-Lord Abbett Large-Cap Value Series, and Phoenix-Lord Abbett Mid-Cap Value Series Shareholders on April 12, 2005, and a Special Meeting of the Phoenix-Lazard Small-Cap Value Series Shareholders on April 26, 2005, to consider proposals to approve Agreements and Plans of Reorganization. Other than these meetings, the Fund does not anticipate holding a meeting of shareholders in 2005. The Fund relied upon an Order from the SEC to replace SSR as subadvisor to the Series without a shareholder meeting. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

         Matthew A. Swendiman
         Phoenix Life Insurance Company
         One American Row
         P. O. Box 5056
         Hartford, CT 06102-5056

         Proposals must be received a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

                                        By Order of the Board of Trustees,

                                        /s/ Matthew A. Swendiman
                                        MATTHEW A. SWENDIMAN
                                        Secretary

Hartford, Connecticut
April 5, 2005

                                                                       EXHIBIT A

                              SUBADVISORY AGREEMENT

                          THE PHOENIX EDGE SERIES FUND

                      PHOENIX-ALGER SMALL CAP GROWTH SERIES

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

                  AGREEMENT made as of the 11th day of January, 2005 between Phoenix Variable Advisors, Inc. (the "Advisor"), a corporation organized under the laws the State of Delaware, and Fred Alger Management, Inc. (the "Subadvisor"), a corporation organized under the laws of the State of New York.

                  WHEREAS, The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940, as amended, (the " 1940 Act"); and

                 WHEREAS, the shares of the Fund may be offered in one or more separate series, including the Phoenix-Alger Small-Cap Growth Series (the "Series"); and

                  WHEREAS, the Advisor has entered into an Investment Advisory Agreement ("Advisory Agreement") with the Fund pursuant to which the Advisor acts as investment advisor to the Fund on behalf of one or more separate series of the Fund, including the Series; and

                  WHEREAS, pursuant to the Advisory Agreement, the Advisor renders certain investment advisory services to the Fund on behalf of the Series, including providing general oversight of the Series, and evaluating, recommending and monitoring one or more registered investment advisors to serve as subadvisor to the Series; and

                  WHEREAS, the Advisor desires, with the approval of the Trustees of the Fund (the "Trustees"), to retain Subadvisor to furnish portfolio management services for the Series; and

                  WHEREAS, the Subadvisor is willing to furnish such services on the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

1. Employment as a Subadvisor. The Advisor, being duly authorized, hereby appoints the Subadvisor to serve as subadvisor with regard to the assets of the Series (the "Assets"), subject to the terms and conditions set forth in this Agreement.

2. Acceptance of Employment; Standard of Performance. The Subadvisor accepts such appointment to serve as subadvisor and agrees to use its best professional judgment to make investment decisions and provide related services for the Series in accordance with the terms and conditions set forth in this Agreement. The parties acknowledge and agree that the services of the Subadvisor hereunder are not deemed exclusive and that accordingly, the Subadvisor may render services to others so long as those services do not conflict in any material manner with the Subadvisor's performance of its duties and obligations pursuant to this Agreement.

3. Services of Subadvisor. Subject to the general oversight of the Advisor and the Trustees, the Subadvisor shall manage all of the securities and other assets of the Series entrusted to it under this Agreement, including the purchase, retention, and disposition of assets, securities, and other property, and shall carry out all of its duties and obligations under this Agreement, according to the following terms and conditions:

                  (a) At all times in performing its duties and obligations under this Agreement, the Subadvisor shall act in conformity with the following requirements: (i) the investment objectives, policies and restrictions of the Fund as they apply to the Series and as set forth in the Fund's then current prospectus and statement of additional information, as amended or supplemented from time to time, (collectively, the "Prospectus"); (ii) the Fund's Agreement and Declaration of Trust, dated February 18, 1986, establishing the Fund, as may be amended from time to time, ("Declaration of Trust"); (iii) the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Securities Act of 1933, as amended, (the "1933 Act") and the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations thereunder; (iv) the Internal Revenue Code of 1986, as amended, (the "Code") and the rules and regulations thereunder, including but not limited to the requirements for adequate diversification under Section 817(h) of the Code, for treatment by the Series as a regulated investment company under sub-chapter M of the Code, and for avoiding payment of any excise tax under Section 4982 of the Code; (v) all other applicable federal and state laws, as each may be amended from time to time; and (vi) and any resolutions as may be duly adopted by the Trustees from time to time and any instructions and procedures of the Advisor, and, in either case, furnished to the Subadvisor (collectively, these requirements are referred to herein as the "Investment Requirements").

                  (b) The Subadvisor shall furnish a continuous investment program and shall determine what portfolio investments will be purchased, retained, or sold by the Series in conformity with the Prospectus and other Investment Requirements.

                  (c) The Subadvisor shall effect all transactions and take all actions to implement the investment objectives and policies of the Series in accordance with this Agreement.

                  (d) The Subadvisor shall have full authority at all times with respect to the portfolio management of the Assets, including, but not limited to, the authority: (i) to give written or oral instructions to various broker/dealers, banks or other agents and to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund's behalf with or through such broker/dealers, banks or other agents; (ii) to direct the purchase and sale of any securities; and
         (iii) to maintain such uninvested cash balances in the Series as it shall deem reasonable and appropriate without incurring any liability for the payment of interest thereon.

                  (e) The Subadvisor shall not, without the Advisor's prior written approval, effect any transaction or take any action that would cause the Series at the time of the transaction or action to be out of compliance with any of the Investment Requirements. The Subadvisor shall promptly inform the Fund and the Advisor of developments materially affecting (or reasonably expected to affect) the Series, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Subadvisor believes is appropriate for this purpose.

                  (f) The Subadvisor shall send or make available appropriate representatives to/for regular or special meetings of the Fund as may be reasonably requested from time to time by the Advisor.

                  (g) The Subadvisor shall provide assistance with and participate in the marketing of the Series, including, without limitation, participating at meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Advisor.

                  (h) The Subadvisor shall place all orders for the purchase or sale of securities or other investments for the Series with brokers or dealers selected by the Subadvisor, as more fully specified below in
         Section 6 of this Agreement.

4. Transaction Procedures. All transactions for the purchase or sale of securities or other investments for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the "Custodian Agreement"), of all cash and/or securities and/or other property due to or from the Series. The Subadvisor shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody, except as described herein. The Subadvisor shall advise the Custodian and confirm in writing or by confirmed electronic transmission to the Fund all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian other than arrangements, acts, omissions or other conduct arising in reliance on instructions of the Subadvisor.

5. Recordkeeping and Reporting. The Subadvisor shall maintain the records and information required by Rule 31a-1 under the 1940 Act respecting its activities with respect to the Series, including but not limited to subsections (b)(1), (b)(2), (b)(5), (b)(6), (b)(7), (b)(8), (b)(9),
         (b)(10), (b)(11) and (f) of the Rule, and such other records with respect thereto relating to the services the Subadvisor provides under this Agreement as may be required in the future by applicable SEC and other applicable rules, and shall retain such information for such times and in such manner as required by applicable rules, including but not limited to Rule 31a-2 under the 1940 Act. The records maintained by the Subadvisor hereunder shall be the property of the Fund and shall be surrendered promptly upon request.

6. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Subadvisor on behalf of the Series with regard to the Assets, and to select the markets on or in which the transactions will be executed, subject to the following limitations:

                  (a) The Subadvisor shall at all times seek "best-execution", as defined in Section 28(e)(1) of the 1934 Act.

                  (b) The Subadvisor shall at all times place orders for the sale and purchase of securities in accordance with the brokerage policy of the Series as set forth in the Prospectus and as the Advisor or the Trustees may direct from time to time.

                  (c) In placing orders for the sale and purchase of Series securities for the Fund, the Subadvisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadvisor reasonably believes that the broker or dealer selected by it can be expected to provide "best-execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the "brokerage and research services," as defined in Section 28(e)(3) of the 1934 Act, provided by such broker or dealer to the Subadvisor, viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

                  (d) Subject to the requirements of Subsections (a)-(d) of this Section, the Advisor shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Advisor and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or that will be of value to the Fund in the management of its assets, which services may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to Subsections (a)-(d) of this Section, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Fund shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Fund are made.

7. Expenses. During the term of this Agreement, the Subadvisor shall bear all expenses incurred by it in connection with providing its services hereunder. Without limiting the foregoing, the parties acknowledge and agree that the Subadvisor shall furnish at its own expense, or pay the expenses of the Advisor, for the following items:

                  (a) Office facilities, including office space, furniture and equipment utilized by the Subadvisor's employees in the fulfillment of its duties and obligations under this Agreement;

                  (b) Personnel and services necessary to perform the functions required to manage the investment and reinvestment of the Assets (including those required for research, analysis, pricing, reporting, statistics, and investment), and to fulfill the other duties and obligations of the Subadvisor hereunder;

                  (c) Personnel as may be reasonably requested by the Advisor or the Fund to serve without salaries for the Fund as officers or agents of the Fund. Notwithstanding the foregoing, the Subadvisor need not provide personnel to perform, or pay the expenses of the Advisor for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

                  (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Subadvisor.

8. Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule B. Pursuant to the Advisory Agreement between the Fund and the Advisor, the Advisor shall be solely responsible for the payment of fees to the Subadvisor.

9. Limitation of Liability. The Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, so long as such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith, reckless disregard or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided further, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the 1940 Act, other federal or state securities laws or common law).

10.      Indemnification.

                  (a) The Advisor agrees to indemnify and hold harmless the Subadvisor, its officers and directors, and any person who "controls" the Subadvisor, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Subadvisor resulting from (i) the Advisor's breach of any provision of this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Advisor or any of its officers, directors or employees in the performance of the Advisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor, expressly for use in the Fund's registration statement or other than upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement.

         In no case shall the Advisor's indemnity in favor of the Subadvisor or any affiliated person or controlling person of the Subadvisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (b) The Subadvisor agrees to indemnify and hold harmless the Advisor, its officers and directors, and any person who "controls" the Advisor, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Advisor resulting from (i) the Subadvisor's breach of its duties under this Agreement,
         (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadvisor or any of its officers, directors or employees in the performance of the Subadvisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadvisor to the Advisor, the Fund or any affiliated person of the Advisor or the Fund expressly for use in the Fund's registration statement, or upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement; or (3) to the extent of, and as a result of, the failure of the Subadvisor to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1934 Act, the 1940 Act and the Advisers Act.

         In no case shall the Subadvisor's indemnity in favor of the Advisor or any affiliated person or controlling person of the Advisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

11. Insurance. The Subadvisor shall, during the term of this Agreement, at its own expense, maintain adequate liability and errors and omissions insurance coverage to the reasonable satisfaction of the Advisor.

12. No Personal Liability. Reference is hereby made to the Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Fund is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate.

13. Confidentiality. Subject to the duty of the Advisor or Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadvisor and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Subadvisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Advisor, the Fund or such persons as the Advisor may designate in connection with the Series. It is also understood that any information supplied to the Subadvisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Subadvisor in connection with its obligation to provide investment advice and other services to the Series. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Series shall be deemed proprietary information of the Advisor, and that the Subadvisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall takes reasonable steps to safeguard the confidentiality of that information. Further, the Subadvisor shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

14. Assignment. This Agreement shall terminate automatically in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act. The Subadvisor shall provide the Advisor with reasonable advance written notice of any proposed change of "control," as defined in Section 2(a)(9) of the 1940 Act, as will enable the Advisor to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur and to take the steps it deems necessary. The Subadvisor will be liable to the Fund and the Advisor for all direct and indirect costs resulting from a change of control of the Subadvisor, including without limitation all costs associated with any proxy solicitations, Board meetings, revisions to the Prospectus or marketing materials, and the hiring of another subadvisor on behalf of the Series. The understandings and obligations set forth in this Section shall survive the termination of this Agreement and shall be binding upon the Subadvisor and its successors.

15. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

                  (a) It is registered as an "investment advisor" under the Advisers Act and will maintain such status so long as this Agreement remains in effect.

                  (b) It shall comply with any other applicable federal or state requirements, and the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

                  (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

                  (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

                  (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

                  (f) It will promptly notify the Advisor of the occurrence of any event that would disqualify it from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

                  (g) It has a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption. The Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). It will not be subject to the Code of Ethics during the term of this Agreement so long as its code of ethics complies with applicable regulatory requirements and has been approved by the Trustees. Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, as the case may be, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor under Rule 17j-l(c)(1) and all other records relevant to the Subadvisor's code of ethics as may be reasonably requested by the Advisor or Trustees from time to time.

                  (h) It will use all necessary efforts to manage the Series so that it will satisfy the diversification requirements of Section 817(h), it will qualify for treatment as a regulated investment company under Subchapter M of the Code, it will satisfy the distribution requirements necessary to avoid payment of any excise tax pursuant to
         Section 4982 of the Code, and the rules and regulations adopted under each such provision.

                  (i) It has furnished a true and complete copy of its registration statement as filed with the Securities and Exchange Commission (the "Commission") on Form ADV to the Advisor and will furnish promptly such updated copies of its registration statement or amendments thereto as are filed with the Commission from time to time.

                  (j) It will furnish to the Advisor true and complete copies of reports or other documents as may be reasonably requested by the Advisor in connection with the performance of the Subadvisor's duties and obligations under this Agreement.

                  (k) It will be responsible for the preparation and filing of
         Schedule 13G and Form 13F on behalf of the Series in accordance with the requirements thereunder.

                  (l) It will furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Subadvisor or the management of the Series as the Advisor at any time, or from time to time, reasonably requests in connection with the Advisor's or Subadvisor's performance of its respective obligations hereunder.

16. Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

                  (a) It is registered as an "investment advisor" under the Advisers Act.

                  (b) It shall continue to meet any other applicable federal or state requirements, or the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

                  (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

                  (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

                  (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

                  (f) It has delivered, or will before the effective date of this Agreement deliver, to the Subadvisor true and complete copies of
         (i) the Prospectus, (ii) the Declaration of Fund, and (iii) such other documents or instruments governing the investments and investment policies and practices of the Series applicable to the Subadvisor's duties and obligations hereunder, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such documents or instruments before or at the time they become effective.

                  (g) It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

17. Reports. The Subadvisor shall provide the Advisor and the Trustees such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or by the Advisor as agent of the Fund, and promptly upon request surrendered to either. Without limiting the generality of the foregoing, the parties agree and acknowledge that the Subadvisor shall provide the following items:

                  (a) Quarterly reports, in form and substance acceptable to the Advisor, including but not limited to reports with respect to: (i) compliance with the Subadvisor's code of ethics; (ii) compliance with procedures adopted from time to time by the Trustees relative to securities eligible for resale pursuant to Rule 144A under the 1933 Act; (iii) diversification of Series assets in accordance with the then governing laws and prevailing Prospectus pertaining to the Series; (iv) compliance with governing Fund policies and restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; (v) cross transactions conducted pursuant to Rule 17a-7 under the 1940 Act; (vi) allocations of brokerage transactions along with descriptions of the bases for those allocations and the receipt and treatment of brokerage and research services received, as may be requested to ensure compliance with Section 28(e) of the 1934 Act;
         (vii) any and all other reports reasonably requested in accordance with or described in this Agreement; and, (viii) the implementation of the Series investment program, including, without limitation, analyses of Series performance;

                  (b) Annual or other periodic reports, in form and substance acceptable to the Advisor, including but not limited reports with respect to: (i) analyses of Series performance; (ii) disclosure related to the portfolio management of the Series and the Subadvisor as may be contained in the Prospectus or marketing materials as amended, supplemented or otherwise updated from time to time; and (iii) foreign custody arrangements as governed by Rule 17f-7 under the 1940 Act; (iv) compliance with the Subadvisor's code of ethics pursuant to Rule 17j-1; and (v) such compliance certifications as may be reasonably requested.

                  (c) The parties acknowledge and agree that the Subadvisor is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

         In addition, the Subadvisor shall immediately notify and forward to both the Advisor and legal counsel for the Series any legal process served upon it on behalf of the Advisor or the Fund. The Subadvisor shall promptly notify the Advisor of any changes in any information concerning the Subadvisor of which the Subadvisor becomes aware that is or would be required to be disclosed in the Fund's registration statement.

18. Proxies. The Subadvisor shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets. Unless the Advisor or the Fund gives the Subadvisor written instructions to the contrary, the Subadvisor will, in compliance with the proxy voting procedures of the Series then in effect, and provided in writing to the Subadvisor, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Series may be invested. The Advisor shall cause the Custodian to forward promptly to the Subadvisor all proxies upon receipt, so as to afford the Subadvisor a reasonable amount of time in which to determine how to vote such proxies. The Subadvisor agrees to provide the Advisor with quarterly proxy voting reports in such form as the Advisor may request from time to time.

19. Valuation of Assets and Related Recordkeeping. The Subadvisor shall assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets in the Series for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor. The parties agree that, consistent with applicable law, the Advisor will not bear responsibility for the determination of value of any such securities or other assets.

20. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedule A, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the 1940 Act.

21. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 2005, and thereafter only so long as its continuance has been specifically approved at least annually in accordance with Sections 15(a) and (c) of the 1940 Act and the Rules promulgated thereunder.

22. Notices. Except as otherwise provided in this Agreement, all notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by (i) confirmed facsimile, (ii) registered, certified or overnight mail, or (iii) a nationally recognized overnight courier, to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the other by notice in writing and shall be deemed to have been given at the time of delivery.

         If to the Advisor:                      PHOENIX VARIABLE ADVISORS, INC.
                                                 One American Row
                                                 Hartford, Connecticut
                                                 Attention: Doreen A. Bonner
                                                 Facsimile: (860) 403-5262

         If to the Subadvisor:                   FRED ALGER MANAGEMENT, INC.
                                                 111 Fifth Avenue
                                                 New York, NY 10003
                                                 Attention: General Counsel
                                                 Facsimile: (212) 806-2943

23. Termination. This Agreement shall terminate immediately in the event of its assignment, as specified above in Section 14 of this Agreement. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, by the Advisor, Subadvisor, Board of Trustees of the Fund or vote of a majority of the outstanding voting securities of the Series upon sixty
         (60) days' written notice to the other party. Notwithstanding such termination, any liability of a party to any other party under this Agreement shall survive and remain in full force and effect with respect to any claim or matter on which any party has given written notice to any other party prior to termination and until such liability has been finally settled.

24. Use of Subadvisor's Name. Subadvisor hereby grants to the Fund and Advisor a non-exclusive, royalty-free, worldwide license to use the subadvisor's name and logo in any and all promotional materials, prospectuses and registration statements during the term of this Agreement.

25. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws principles thereof.

26. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

27. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

28. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.


                                                PHOENIX VARIABLE ADVISORS, INC.


                                                By: /s/ Doreen A. Bonner
                                                   ----------------------------
                                                     Title: Vice President

ACCEPTED:

FRED ALGER MANAGEMENT, INC.


By: /s/ Frederick A. Blum
    --------------------------------
Title: Executive Vice President

SCHEDULES:        A.       Operational Procedures
                  B.       Fee Schedule

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank & Trust Company (the "Custodian"), the custodian for the Fund.

The Subadvisor must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5:00 p.m. (Eastern time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

         1.       Purchase or sale;
         2.       Security name;
         3.       Security identifier (e.g., CUSIP), if applicable;
         4.       Number of shares and sales price per share;
         5.       Executing broker;
         6. Settlement instructions for foreign trades; clearing and executing broker for domestic trades.;
         7.       Trade date;
         8.       Settlement date;
         9.       Aggregate commission or if a net trade;
         10.      Interest purchased or sold from interest bearing security;
         11.      Other fees;
         12.      Net proceeds of the transaction;
         13.      Exchange where trade was executed;
         14.      Currency for foreign trades;
         15.      Ticker symbol for domestic trades; and
         16.      Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian and sub-accounting agent will supply the Subadvisor daily with a cash availability report, which shall include cash detail and pending trades. This will normally be done by confirmed facsimile or confirmed electronic transmission so that the Subadvisor will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                                 SUBADVISORY FEE

For services provided, the facilities furnished, and the expenses incurred by the Subadvisor in connection with providing the Services pursuant to this Agreement, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of:

         For the Phoenix-Alger Small-Cap Growth Series:      0.45%

The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadvisor, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.